UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION
                   Washington, DC 20549




                          FORM 8-K

                       CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported)           July 31, 2001



                            37POINT9
      (Exact Name of Registrant as Specified in Charter)


         Nevada                       000-29989           86-0889096
(State or other jurisdiction       	(Commission          (IRS Employer
     of Incorporation)               File Number)      Identification No.)



          27349 Jefferson Avenue Ste. 200 Temecula, CA 92590
(Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code:       (909) 296-9945

Items 1, 2, 3, 4, 6, 7, 8, 9 Not Applicable.

Item 5. Other Events and Regulation FD Disclosure.

     On July 31, 2001, Charles Kallmann resigned as a member of the registrant's board of directors. Ronald Carnago was selected Chief Financial Officer of the registrant. Michael Brette was elected to the Board of Directors, and voted Chairman.

                                         SIGNATURES

Date:  August 8, 2001                    37POINT9

                                         /s/ DOUGLAS P. BROWN
                                         --------------------------------------
                                         Douglas P. Brown, Director, President.